SUPPLEMENTAL PROSPECTUS DATED JANUARY 30, 2019

SPDR® S&P 500® ETF Trust

(the “Trust”)

(formerly known as “SPDR Trust, Series 1”)

(A Unit Investment Trust constituted outside Singapore and organized in the United States)

A copy of this Supplemental Prospectus has been lodged with the Monetary Authority of Singapore (the “Authority”) who takes no responsibility for its contents.

This Supplemental Prospectus is lodged pursuant to Section 298 of the Securities and Futures Act (Chapter 289 of Singapore) and is supplemental to the prospectus relating to the Trust registered by the Authority on January 18, 2019 (the “Prospectus”).

Terms used in this Supplemental Prospectus will have the same meaning and construction as ascribed to them in the Prospectus. References to “paragraphs” and “sections” are to the paragraphs and sections of the Prospectus. This Supplemental Prospectus should be read and construed in conjunction with and as one document with the Prospectus and should not be distributed without the Prospectus.

The Prospectus is amended as follows with immediate effect, whereby the seventeenth paragraph of the sub-section entitled “Redemption” within the section entitled “Purchases and Redemptions of Creation Units” on Page 58 of the Prospectus is hereby deleted and replaced in its entirety as follows:

“Placement of Redemption Orders Outside Clearing Process.    A DTC Participant who wishes to place an order for redemption of Units to be effected outside the Clearing Process need not be a Participating Party, but its order must state that such DTC Participant is not using the Clearing Process and that redemption will instead be effected through transfer of Units directly through DTC. An order will be deemed received by the Trustee on the Transmittal Date if (a) such order is received by the Trustee not later than the Closing Time on such Transmittal Date, (b) such order is preceded or accompanied by the requisite number of Units specified in such order, which delivery must be made through DTC to the Trustee no later than 1:00 p.m. New York time on the next Business Day immediately following such Transmittal Date (“DTC Cut-Off Time”) and (c) all other procedures set forth in the Participant Agreement are properly followed. Any Excess Cash Amounts owed by the Beneficial Owner must be delivered no later than 1:00 p.m. New York time on settlement date.”

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE